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                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of June 1, 1998 by and among Daisytek International Corporation, a Delaware corporation ("DAISYTEK"), and Michael Cullen and Robert Daly (the "STOCKHOLDERS").

                                R E C I T A L S

         A. Concurrently herewith Daisytek, Daisytek, Incorporated, a wholly owned subsidiary of Daisytek (the "PURCHASER"), TC Illinois Acquisition Corp., TC Michigan Acquisition Corp., TC Georgia Acquisition Corp., TC Ohio Acquisition Corp., TC Pennsylvania Acquisition Corp., TC Texas Acquisition Corp. and TC Minnesota Acquisition Corp., each a wholly owned subsidiary of the Purchaser (collectively, the "ACQUISITION SUBS"), The Tape Company, Inc., an Illinois corporation, The Tape Company, Inc., a Michigan corporation, The Tape Company, Inc., a Georgia corporation, The Tape Company, Inc., an Ohio corporation, Tape Distributors, Inc., a Pennsylvania corporation, Tape Distributors of Texas, Inc., a Texas corporation, and Tape Distributors of Minnesota, Inc., a Minnesota corporation (collectively, the "SELLERS") and the Stockholders are entering into that certain Agreement and Plan of Merger (the "MERGER AGREEMENT") pursuant to which the Acquisition Subs are merging (the "MERGER") with and into the Sellers, with the Sellers remaining as the surviving corporations thereof.

         B. Pursuant to the terms of the Merger Agreement and as a consequence of the Merger, all of the shares of Daisytek Common Stock of the Sellers issued and outstanding and held of record by the Stockholders are concurrently herewith being converted into shares of Daisytek Common Stock, $.01 par value (the "DAISYTEK COMMON STOCK"), of Daisytek.

         C. In connection with the transactions contemplated by the Merger Agreement, Daisytek has agreed to grant to the Stockholders certain piggy-back registration rights as more fully set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1.      DEFINITIONS.

                          1.1     DEFINITIONS.  For purposes of this Agreement:

                          (a)     HOLDER.  The term "HOLDER" means any person
owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Agreement have been duly assigned in accordance with this Agreement.
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                          (b)     REGISTRABLE SECURITIES.  The term
"REGISTRABLE SECURITIES" means: (1) all the shares of Daisytek Common Stock issued to the Stockholders pursuant to the terms of the Merger Agreement and
(2) any shares of Daisytek Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Daisytek Common Stock described in clause
(1) of this subsection (b); excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act. In addition, all shares of Daisytek Common Stock which are held in escrow under the terms of the Merger Agreement shall not be deemed Registrable Securities hereunder for so long as such shares are held in escrow.

                          (c)     REGISTRATION.  The terms "REGISTER,"
"REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                          (d)     SEC.  The term "SEC" or "COMMISSION" means the
U.S. Securities and Exchange Commission.

                          (e)     SECURITIES ACT.  The term "SECURITIES ACT"
means the Securities Act of 1933, as amended.

         2.      REGISTRATION RIGHTS.

                 2.1 PIGGYBACK REGISTRATIONS. Daisytek shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of Daisytek Common Stock (including, but not limited to, registration statements relating to secondary offerings of Daisytek Common Stock, but excluding registration statements on Form S-8 or S-4 or otherwise relating to relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from Daisytek, so notify Daisytek in writing, and in such notice shall inform Daisytek of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by Daisytek, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by Daisytek with respect to offerings of Daisytek Common Stock (except as aforesaid), all upon the terms and conditions set forth herein.

                 2.2 UNDERWRITING. If a registration statement under which Daisytek gives notice under this Section is for an underwritten offering, then Daisytek shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable





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Securities to be included in a registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The selection of such underwriter(s), and the terms and provisions of any underwriting agreement to be entered into with such underwriter(s), shall be in the sole and absolute discretion of Daisytek, regardless of whether Daisytek is offering any shares of Daisytek Common Stock thereunder. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting.

                 2.3 PRIORITY. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to Daisytek (to the extent Daisytek is offering any shares of Daisytek Common Stock thereunder), and second, to the Holders and other persons requesting inclusion of their Registrable Securities and Daisytek Common Stock in such registration statement on a pro rata basis based on the following formula (as applicable to each such Holder or other person): the number of shares of Registrable Securities or Daisytek Common Stock requested to be included in such registration statement by such Holder or person (the "REQUESTED SHARES"), multiplied by a fraction, the numerator of which is such Holder's or person's Requested Shares, and the denominator of which is the total number of Requested Shares of all Holders and other persons. If, as the result of such allocation, any Holder wishes to withdraw from such registration and underwriting, such Holder may elect to do so by written notice to Daisytek and the underwriter, delivered as promptly as possible following the determination of such allocation, but in no event later than five business days prior to the effective date of the registration statement.

                 2.4 EXPENSES. All expenses incurred in connection with a registration pursuant to this Section (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Daisytek (but not counsel for any Holder) shall be borne by Daisytek.

                 2.5 OBLIGATIONS OF DAISYTEK. Whenever required to effect the registration of any Registrable Securities under this Agreement, Daisytek shall, as expeditiously as reasonably possible:

                          (a)     Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

                          (b)     Prepare and file with the SEC such amendments
and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.





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                          (c)     Furnish to the Holders such number of copies
of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                          (d)     Use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that Daisytek shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                          (e)     In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                          (f)     Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 2.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of Daisytek to take any action pursuant to Section
2.2 that the selling Holders shall complete any and all documents and furnish to Daisytek such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

                 2.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration in which Daisytek is registering shares of Daisytek Common Stock to be sold by it as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                 2.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

                          (a)     BY DAISYTEK.  To the extent permitted by law,
Daisytek will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):





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                                  (i)      any untrue statement or alleged
                          untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                                  (ii)     the omission or alleged omission to
                          state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                                  (iii)    any violation or alleged violation
                          by Daisytek of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

         and Daisytek will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Daisytek (which consent shall not be unreasonably withheld), nor shall Daisytek be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                          (b)     BY SELLING HOLDERS.  To the extent permitted
by law, each selling Holder will indemnify and hold harmless Daisytek, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Daisytek within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which Daisytek or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by Daisytek or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which





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consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                          (c)     NOTICE.  Promptly after receipt by an
indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

                          (d)     DEFECT ELIMINATED IN FINAL PROSPECTUS. The
foregoing indemnity agreements of Daisytek and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                          (e)     CONTRIBUTION.  In order to provide for just
and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section; then, and in each such case, Daisytek and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and Daisytek and other selling Holders are responsible for the





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remaining portion; provided, however, that, in any such case, (A) no such
Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                          (f)     SURVIVAL.  The obligations of Daisytek and
Holders under this Section shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

                 2.9 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by Daisytek or an underwriter of securities of Daisytek, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of Daisytek then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to 90 days following the effective date of a registration statement of Daisytek filed under the Securities Act; provided, however, that such agreement shall be applicable only to a registration statement of Daisytek which covers securities to be sold on its behalf to the public in an underwritten offering (and not to Registrable Securities sold pursuant to such registration statement). In order to enforce the foregoing covenant, Daisytek shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                 2.10 TERMINATION OF DAISYTEK'S OBLIGATIONS. Daisytek shall have no obligations pursuant to Section 2.2 with respect to: (i) any request or requests for registration made by any Holder on a date more than three years after the Closing Date under the Merger Agreement or (ii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 2.2 if, in the opinion of counsel to Daisytek, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

         3.      ASSIGNMENT AND AMENDMENT.

                 3.1 ASSIGNMENT. Notwithstanding anything herein to the contrary, the registration rights of a Holder under Section 2 hereof may be assigned only to a party who acquires at least 250,000 shares of Registrable Securities from a Holder; provided, however that no party may be assigned any of the foregoing rights unless Daisytek is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of Daisytek as to which the rights in question are being assigned; and provided further that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 3.

                 3.2 AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance





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and either retroactively or prospectively), only with the written consent of
Daisytek and the party to be charged with such amendment or waiver. Each Holder acknowledges and agrees that the grant of piggyback registration rights on a pari passu basis with the piggyback registration rights of the Holders under
Section 2.2 shall not be deemed to be a material and adverse change to the piggyback registration rights of the Holders under this Agreement and, to the extent that such rights are granted to any person with respect to Daisytek Common Stock acquired after the date hereof, each Holder (and/or any of his permitted successors or assigns) shall be deemed to have consented to such grant. Any amendment or waiver effected in accordance with this Section 3.2 shall be binding upon each Holder, each permitted successor or assignee of such Holder and Daisytek.

         4.      GENERAL PROVISIONS.

                 4.1 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited with an overnight courier service or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

                          (a)     if to Daisytek, at 500 North Central
Expressway, Plano, Texas 75074;

                          (b)     if to a Stockholder, at such Stockholder's
address as set forth on the signature page hereof.

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

                 4.2 ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

                 4.3 GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of Delaware, excluding that body of law relating to conflict of laws and choice of law.

                 4.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                 4.5 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.





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                 4.6      SUCCESSORS AND ASSIGNS.  Subject to the provisions of
Section 3.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

                 4.7 CAPTIONS. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

                 4.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 4.9 COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                 4.10 ADJUSTMENTS FOR STOCK SPLITS, ETC. Wherever in this Agreement there is a reference to a specific number of shares of Daisytek Common Stock of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

                 4.11 AGGREGATION OF STOCK. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date and year first above written.


                                      DAISYTEK INTERNATIONAL CORPORATION



                                      By:
                                         ---------------------------------------
                                         Tom Madden, Vice President


                                      ------------------------------------------
                                      Michael Cullen
                                      577 Lakeview Terrace
                                      Glen Ellen, Illinois 60137


                                      ------------------------------------------
                                      Robert Daly
                                      242 Hillandale
                                      Bloomingdale, Illinois 60108





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